UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 25, 2020

HGR Liquidating Trust
__________________________________
Exact name of registrant as specified in its charter)

Maryland	000-53964	85-6328984
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
          Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Explanatory Note.

On August 25, 2020, Global REIT Cabot Square Holdco S.À R.L., a subsidiary of HGR Liquidating Trust, sold all of its interests in its wholly-owned subsidiaries that own 25 Cabot Square to Cabot (HK) Limited.

On August 28, 2020, HGR Liquidating Trust filed a Current Report on Form 8-K (the “Initial Report”) with regard to the sale of 25 Cabot Square. This amendment is being filed for the sole purpose of filing pro forma financial information required by Item 9.01(b) of Form 8-K, and should be read in conjunction with the Initial Report.

As described in the Current Report on Form 8-K filed by HGR Liquidating Trust on July 7, 2020, pursuant to an Agreement and Declaration of Trust, on June 30, 2020, Hines Global REIT, Inc. transferred all of its assets and liabilities to HGR Liquidating Trust and received units of beneficial interest in HGR Liquidating Trust (the “Units”) equal to the number of shares of Hines Global REIT, Inc.'s common stock outstanding as of June 30, 2020 (the "Transition"). Immediately thereafter, Hines Global REIT, Inc. distributed the Units pro rata to its stockholders such that one Unit was distributed for each share of Hines Global REIT, Inc.’s common stock and all stockholders of Hines Global REIT, Inc. became unitholders and beneficiaries of HGR Liquidating Trust. Accordingly, all references to "the Company," "we" and "our" in this Current Report on Form 8-K, including the pro forma financial information included in Item 9.01, mean Hines Global REIT, Inc. for periods prior to the Transition and mean HGR Liquidating Trust for periods subsequent to the Transition.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K and is filed herewith and incorporated herein by reference.

HGR Liquidating Trust (the successor to Hines Global REIT, Inc.)

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2020
Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Three Months Ended March 31, 2020 and the Year Ended December 31, 2019
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HGR Liquidating Trust

August 31, 2020	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Financial Officer

HGR LIQUIDATING TRUST (the successor to Hines Global REIT, Inc.)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On August 25, 2020, Global REIT Cabot Square Holdco S.À R.L., a subsidiary of HGR Liquidating Trust, sold all of its interests in its wholly-owned subsidiaries that own 25 Cabot Square to Cabot (HK) Limited (the “Purchaser”).

The following unaudited pro forma condensed consolidated financial information gives effect to the disposition of 25 Cabot Square, as well as the effect of the dispositions of Riverside Center, 550 Terry Francois, and The Summit. In our opinion, all material adjustments necessary to reflect the effect of the above transaction have been made.

As noted in the Explanatory Note at the beginning of this Current Report on Form 8-K, all references to "the Company," "we" and "our" herein mean Hines Global REIT, Inc. for periods prior to June 30, 2020, when Hines Global REIT, Inc. transferred all of its assets and liabilities to HGR Liquidating Trust, and mean HGR Liquidating Trust for periods subsequent thereto.

HGR LIQUIDATING TRUST (the successor to Hines Global REIT, Inc.)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of March 31, 2020
(In thousands)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet is presented assuming the disposition of 25 Cabot Square had occurred as of March 31, 2020. This unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Statements of Operations appearing herein and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the three months ended March 31, 2020. This unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been had we completed this transaction on March 31, 2020, nor does it purport to represent our future financial position.

	As of March 31, 2020 (a)	Adjustments for the disposition of 25 Cabot Square		Pro Forma
ASSETS
Cash and cash equivalents	$386,788	$306,319	(b)	$693,107
Derivative instruments	16,421	—		16,421
Tenant and other receivables, net	213	—		213
Other assets	389	—		389
Assets held for sale	1,261,289	(377,748)	(c)	883,541
Total assets	$1,665,100	$(71,429)		$1,593,671
LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued expenses	$2,370	$—		$2,370
Due to affiliates	2,711	4,826	(c)	7,537
Liabilities associated with assets held for sale	315,928	(188,961)	(c)	126,967
Total liabilities	321,009	(184,135)		136,874

Commitments and Contingencies	—	—		—

Equity:
Stockholders’ equity:
Preferred shares, $.001 par value; 500,000 preferred shares authorized, none issued or outstanding as of March 31, 2020	—	—		—
Common shares, $.001 par value; 1,500,000 common shares authorized as of March 31, 2020; 262,924 issued and outstanding as of March 31, 2020	263	—		263
Additional paid-in capital	2,382,838	—		2,382,838
Accumulated distributions in excess of earnings	(948,012)	73,141	(d)	(874,871)
Accumulated other comprehensive income (loss)	(91,499)	39,565	(d)	(51,934)
Total stockholders’ equity	1,343,590	112,706		1,456,296
Noncontrolling interests	501	—		501
Total equity	1,344,091	112,706		1,456,797
Total liabilities and equity	$1,665,100	$(71,429)		$1,593,671

See notes to unaudited pro forma condensed consolidated financial statements.

HGR LIQUIDATING TRUST (the successor to Hines Global REIT, Inc.)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2020
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the disposition of 25 Cabot Square, as well as the effect of the disposition of Riverside Center, had occurred as of January 1, 2019. This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet appearing herein and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the three months ended March 31, 2020. This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed these transactions on January 1, 2019, nor does it purport to represent our future operations.

	Three Months Ended March 31, 2020 (a)	Adjustments for the disposition of 25 Cabot Square (b)	Prior Disposition Pro Forma Adjustments (c)	Pro Forma
Revenues:
Rental revenue	$34,120	$(8,497)	$(495)	$25,128
Other revenue	514	(188)	(25)	301
Total revenues	34,634	(8,685)	(520)	25,429
Expenses:
Property operating expenses	11,669	(5,024)	(232)	6,413
Real property taxes	4,589	(20)	(84)	4,485
Property management fees	826	(77)	—	749
Asset management and acquisition fees	5,712	(1,307)	—	4,405
General and administrative expenses	2,073	—	—	2,073
Total expenses	24,869	(6,428)	(316)	18,125
Other income (expenses):
Gain (loss) on derivative instruments	20,598	—	—	20,598
Gain (loss) on sale of real estate investments	80,186	—	—	80,186
Foreign currency gains (losses)	(6,166)	—	—	(6,166)
Interest expense	(2,386)	487	—	(1,899)
Other income (expenses)	1,009	(3)	—	1,006
Income (loss) before benefit (provision) for income taxes	103,006	(1,773)	(204)	101,029
Benefit (provision) for income taxes	(1,700)	1,306	—	(394)
Net income (loss)	101,306	(467)	(204)	100,635
Net (income) loss attributable to noncontrolling interests	14	—	—	14
Net income (loss) attributable to common stockholders	$101,320	$(467)	$(204)	$100,649
Basic and diluted income (loss) per common share:	$0.38	$—	$—	$0.38
Weighted average number of common shares outstanding	264,131	—	—	264,131

See notes to unaudited pro forma condensed consolidated financial statements.

HGR LIQUIDATING TRUST (the successor to Hines Global REIT, Inc.)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the disposition of 25 Cabot Square, as well as the effect of the disposition of Riverside Center, 550 Terry Francois, and The Summit had occurred as of January 1, 2019. This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet appearing herein and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2019. This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed these transactions on January 1, 2019, nor does it purport to represent our future operations.

	Year Ended December 31, 2019 (a)	Adjustments for the disposition of 25 Cabot Square (b)	Prior Dispositions Pro Forma Adjustments (c)	Pro Forma
Revenues:
Rental revenue	$184,601	$(28,176)	$(45,881)	$110,544
Other revenue	8,967	(337)	(6,504)	2,126
Total revenues	193,568	(28,513)	(52,385)	112,670
Expenses:
Property operating expenses	49,958	(14,752)	(10,203)	25,003
Real property taxes	24,805	(118)	(6,027)	18,660
Property management fees	4,718	(479)	(1,368)	2,871
Depreciation and amortization	30,566	(4,412)	(8,277)	17,877
Asset management and acquisition fees	26,365	(4,538)	(9,299)	12,528
General and administrative expenses	8,287	—	—	8,287
Impairment losses	122,603	—	—	122,603
Total expenses	267,302	(24,299)	(35,174)	207,829
Other income (expenses):
Gain (loss) on derivative instruments	(3,838)	—	—	(3,838)
Gain (loss) on sale of real estate investments	406,277	—	—	406,277
Foreign currency gains (losses)	1,611	—	—	1,611
Interest expense	(28,809)	5,758	—	(23,051)
Other income (expenses)	1,595	(13)	(77)	1,505
Income (loss) before benefit (provision) for income taxes	303,102	1,531	(17,288)	287,345
Benefit (provision) for income taxes	(2,686)	—	—	(2,686)
Net income (loss)	300,416	1,531	(17,288)	284,659
Net (income) loss attributable to noncontrolling interests	(35)	—	—	(35)
Net income (loss) attributable to common stockholders	$300,381	$1,531	$(17,288)	$284,624
Basic and diluted income (loss) per common share:	$1.14	$—	$—	$1.08
Weighted average number of common shares outstanding	264,131	—	—	264,131

See notes to unaudited pro forma condensed consolidated financial statements.

HGR LIQUIDATING TRUST (the successor to Hines Global REIT, Inc.)
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2020

(a)Reflects the Company's historical Condensed Consolidated Balance Sheet as of March 31, 2020.

(b)Reflects the proceeds received from the sale of 25 Cabot Square.

(c)Amounts represent the adjustments necessary to remove the assets and liabilities associated with 25 Cabot Square, and to add liabilities incurred due to the sale of the property.

(d)Reflects the adjustments related to the disposition of 25 Cabot Square and the gain on sale.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2020

(a)Reflects the Company's historical Condensed Consolidated Statement of Operations for the three months ended March 31, 2020.

(b)Amounts represent the adjustments necessary to remove the historical revenues and expenses of 25 Cabot Square, including property operating expenses, property taxes, property management fees, asset management and acquisition fees, interest expense, other expenses, and benefit for income taxes associated with 25 Cabot Square. Such adjustments exclude the effect of the gain on sale, as this is a non-recurring transaction.

(c)Reflects the Company’s disposition of Riverside Center. Amounts represent the adjustments necessary to remove the historical revenues and expenses of Riverside Center, including property operating expenses and property taxes associated with Riverside Center. Such adjustments exclude the effect of the gain on sale, as these are non-recurring transactions.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2019

(a)Reflects the Company's historical Condensed Consolidated Statement of Operations for the year ended December 31, 2019.

(b)Amounts represent the adjustments necessary to remove the historical revenues and expenses of 25 Cabot Square, including property operating expenses, property taxes, property management fees, depreciation and amortization, asset management and acquisition fees, interest expense, and other expenses associated with 25 Cabot Square. Such adjustments exclude the effect of the gain on sale, as this is a non-recurring transaction.

(c)Amounts represent the adjustments necessary to remove the historical revenues and expenses of Riverside Center, 550 Terry Francois, and The Summit, including property operating expenses, property taxes, property management fees, depreciation and amortization, asset management and acquisition fees, and other expenses associated with these properties. Such adjustments exclude the effect of the gain on sale, as these are non-recurring transactions.